EXHIBIT 32.1


            CERTIFICATION BY CHIEF EXECUTIVE OFFICER
              PURSUANT TO 18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO
                      SECTION 906 OF THE
                   SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 1 to the Quarterly
Report of Research Frontiers Incorporated (the Company) on Form 10-Q/A for the quarterly period ending March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Robert L. Saxe, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section
13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.


/s/  Robert L. Saxe
     Robert L. Saxe
     Chairman and Chief
     Executive Officer
     October 19, 2004